SECOND AMENDMENT (CAPITAL IMPROVEMENTS) TO
AMENDED AND RESTATED LOAN AGREEMENT



THIS SECOND AMENDMENT (CAPITAL IMPROVEMENT) TO AMENDED
AND RESTATED LOAN AGREEMENT (this "Second Amendment"), dated as of the,,4'1@dav of February, 1998, modifies and amends that certain AMENDED AND RESTATED LOAN AGREEMENT dated as of September 26, 1996, as amended by First Amendment (Seaside) dated as of May 30, 1997 (collectively, the "Loan Agreement"), all between

Credit Lyonnais New York Branch, a branch duly licensed under the laws of the State of New York, of Credit
Lyonnais, S.A., a banking corporation organized and existing under the laws of the Republic of France
("CLNY"), Barnett Bank, N.A., a national banking association, formerly known as Barnett Bank of Lee
County, N.A. ("Barnett") and FINOVA Capital Corporation, a Delaware corporation formerly known as Greyhound
Financial Corporation ("FINOVA") (each of CLNY, Barnett and FINOVA, or their respective successors and assigns, is individually referred to as a "Participanf', and are collectively referred to as the "Lender"; use of such term hereinafter shall include all Participants, collectively, and at the same time, each Participant individually), CLNY as administrative agent for Lender
(in such capacity, CLN-Y or any successor to, or assignee of, CLN-Y, hereinafter referred to as "Administrative
Agent"), and CLN-Y as collateral agent for Lender (in such capacity, CLNY or any successor to, or assignee of, CLNY, hereinafter referred to as "Collateral Agent";
unless the context requires reference as Collateral Agent or Administrative Agent, CLN-Y or such successor or assign shall be hereinafter referred to as "Agent")



and

South Seas Resort Limited Partnership, an Ohio limited partnership ("SSRILP"), South Seas Properties Company Limited Partnership, an Ohio limited partnership ("SSPC") (formerly known as Captiva Resort Company Limited Partnership), Marco SSP Ltd., a Florida limited partnership ("MSSP"), South Seas Resorts Company Limited Partnership, a Florida limited partnership ("SSRC") and Safety Harbor Management Company, Ltd., a Florida limited partnership ("SHMC") (SSPC, SSRLP, MSSP, SSRC and SHMC, collectively, the "Borrower"; use of such term hereafter shall include all entities constituting Borrower, including all general partners of partnerships constituting Borrower, collectively, and at the same time, each of the entities, individually).



Capitalized ten-ns used in this Second Amendment shall have the meanings set forth in the
Loan Agreement, unless otherwise defined herein.

RECITALS:

A.	On September 26, 1996, Lender and Borrower entered
into the transactions described in the Loan Agreement and the other Loan Documents, with respect to Loans aggregating the original principal amount of Eighty Million and No/100 Dollars ($80,000,000.00).



B.	As of May 30, 1997, the parties to the Loan
Agreement executed First Amendment (Seaside), amending the Loan
Agreement to allow for an Adjusted Eurodollar Interest Rate and clarifying certain other provisions of the Loan Agreement.



C.	Lender and Borrower desire to provide for an
amendment of the Loan Documents to allow Borrower to defer repayment of a portion of the outstanding principal balance under the Term Loan and to allow Borrower to use the deferred funds to make certain capital improvements.



NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Lender, intending to be mutually bound hereby, agree as follows:



TERMS

I .    Incoiporation of Recitals: The Recitals set forth above
are true and correct and are
incorporated herein by reference.



2.	Principal Balance of the Loans: Borrower confinns
and acknowledges that, as of January 21, 1998, the principal balance of the Loans is $64, 1 00,000.00, and that such amount is due Lender free and clear of all claims, demands, setoffs, defenses or counterclaims. Of such amount outstanding, $38,250,000.00represents the principal balance of the Tenn Loan. Pursuant to the Term Note, payments of principal under the Term Loan are to be made quarterly beginning March 3 1, 1997.



3.	No Default under the Loans: Borrower represents and
warrants that there is no
Default or Event of Default under the Loan Documents nor any-event which, with notice or the passage of time, or both, would become an Event of Default.



4.      Amendment to Loan Aizreement Rep-ardinp- Pa=ents of
Principal under Term Loan:
Section 2.3(b) of the Loan Agreement is hereby amended to read as follows:



[2.3(a) to remain unchanged]

2.3(b)
anaggregateprincipalpaymentof$1,200,000.00duringthePeriodbeginn ing on the fifth Installment Payment Date, in two equal quarterly payments of $550,000.00 each, on March 31, 1998, and June 31, 1998, and two equal quarterly payments of $50,000.00 each, on



2

September 30, 1998, and December 31, 1998 (Borrower acknowledging that the amount of principal payments which have been deferred by Lender aggregates $ 1,000,000.00 (the
"Defeffed Principal"), one-half of which deferral was made in the third payment for calendar year 1998 and the other half in the fourth payment for 1998);



with the outstanding principal amount of the Tenn Note being due and payable in one payment of $29,225,000.00, together with any accumulated and unpaid interest thereon, on the Maturity Date.



[2.3(c), (d) and (e) to remain unchanged]

5.	Conditions to Amendment: This Second Amendment shall
be effective upon its execution, and Borrower's deferral of the Deferred Principal under the Tenn Loan shall not constitute a default, provided that the following conditions are satisfied:



(a)	The Deferred Principal shall be fiilly
expended by Borrower during calendar
year 1998, and such	use must be solely for the purpose of
making capital improvements to the
Project (including,	without limitation, refurbishment of
units) pursuant to the 1998 Capital
Expenditure Budget attached hereto as Exhibit A, which capital improvements would be recognized as such under GAAP;



(b)	Within fifty (50) days after the end of the
applicable fiscal quarter, Borrower shall provide Agent with quarterly reports of capital expenditures as of the last day of each of the calendar quarters of 1998, setting forth the amount of such Deferred Principal expended to date and listing in detail the capital improvements toward which such expenditures were made; and



(c)	Within fifty (50) days after December 31, 1998,
Borrower shall provide Agent with a report and certification in form and content satisfactory to Agent detailing all expenditures of Deferred Principal, all capital improvements made with the Deferred Principal, and a timetable of when each expenditure was made, and certifying that all such capital improvements would be recognized as "capital improvements" under GAAP.



(d)	Lender shall have ten (1 0) Business Days to
review each such quarterly report and the final report and certification. In the event Lender objects to Borrower's classification of any improvement for which any portion of the Deferred Principal was expended being classified as a &Ccapital improvement", Borrower shall promptly (and in all events within ten (10) Business Days after Lender notifies Borrower of such disallowance) prepay principal under the Tenn Loan to the extent of the amount of the expenditure as to which such objection has been made.



6. Fees and Exl2enses: Borrower shall pay all of Lender's counsels' fees and costs incurred in connection with the preparation of this Second
Amendment.

7.	No Other Amendment: Lender's consent and amendment
herein shall be applicable only to the matters set forth in this Second Amendment aiid Lender shall not be obligated to consent to any other request or transaction or waive any other provisions of the Loan Documents.



8.	Affin-nation of Loan Documents: Release of Lender:
Except as otherwise expressly modified herein, all tenns and provisions of the Loan Documents as originally executed are and remain unchanged and in ftill force and effect. Borrower and Taylor and Ten Broek (by execution of a Joinder to this Second Amendment) agree that execution of this Second Amendment shall be deemed a reaffin-nation of the representations, warranties and covenants contained in the Loan Documents and that saine are true and correct as of the date of execution of this Second Amendment. Borrower, Taylor and Ten Broek hereby, jointly and severally: (1) acknowledge that Lender has performed all of its obligations, if any, under the Loan Documents; (ii) acknowledge that none has any claims, defenses or rights of setoff against Lender or as to the validity or enforceability of the Loan Documents or any of them, or any other documents executed in connection therewith; and (iii) waive, discharge and release forever any and all existing claims, actions, causes of action, demands, defenses or rights of setoff, whether in contract, tort or otherwise (collectively, the "Claims"), which any or all of them, or any of their partners, might have against Lender or its officers, directors, shareholders, agents or employees, or the successors or assigns of any of the foregoing. Borrower, Taylor and Ten Broek acknowledge and agree that the affirmations, acknowledgments, waivers and discharges contained in this Section are a material inducement for Lender to enter into this Second Amendment.



9.	Florida Law-, Invalidity: Entire AP-reement:
InteMretation: This Second Amendment shall be govemed by Florida law. This Second Amendment represents the entire Agreement between the parties with respect to the subject matter and supersedes all prior or contemporaneous agreements. Shouldanypartorprovisionhereofbedeemedbyacourtofcompetentjurisd ictionto be invalid or unenforceable, such invalidity or unenforceability shall not affect the remaining provisions, all of which shall remain in full force and effect. This Second Amendment shall not be construed more strictly against one party than the other by virtue of the fact that one party or its counsel may have drafted same, all parties and their counsel having had the opportunity to participate in the negotiation and drafting of this Second Amendment. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an on'ginal and all of which, together, shall constitute a single instrument.



10.	WAIVER OF JURY TRIAL.  BORROWER, ITS PARTNERS AND
LENDER
HERF-BY	KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY
RIGHT
ANY MAY	HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION
BASED ON
OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS SECOND AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS WAIVER OF TRIAL BY J-URY PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS SECOND
AMENDMENT.
I



4

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date written above.



BORROWER:

SOUTH SEAS RESORT LIMITED PARTNERSHIP,
an Ohio limited partnership



By:    SAN-CAP Resort, L.C., a Florida limited



liability



By:



any, its General Partner



Robert M.



lor, Manager



SOUTH SEAS PROPERTIES COMPANY L@ED
PARTNERSHIP, an Ohio limited partnership



By: T&T
comp



By:



 .C., a Florida limited liability
its    neral Partner



Robert M.



aylor, Manager



MARCO SSP, LTD., a Florida limited partnership
By:    Marco S          its General Partner


By:



Robert M.



aylor, Chairman

SOUTH SEAS RESORTS COMPANY LIMITED
PARTNERSHIP, a Florida limited partnership



By:    S.S. Resort Management, L.C., a Florida



limited li



By:



company, its General Partner



Robert M. aylor, Manager



SAFETY HARBOR MANAGEMENT COMPANY,
LTD., a Florida limited partnership



By:	S.S. Resort Management, L.C., a Florida
limited li     company, its General Partner



By:



Robert      aylor, Manager



COLLATERAL AGENT, ADMINISTRATIVE
AGENT AND PARTICIPANT:



CREDIT LYONNAIS NEW YORK BRANCH, a branch, duly licensed under the laws of the State of New York, of Credit Lyonnais, S.A., a banking corporation organized and existing under the laws of the Republic of France



By:
Name:
Title:



6

03/'04./98 IVED 14:26 FAX 954 763 2439



E.,NGLISH, McMALIC.

@002



SOUTH SEAS RFSORTs COMPANY LMTED
PARTNF,RSHU, a Flor-ida limited p@ership



By:	S.S. Resort limited li



Management, L.C., a Fjorida
company, its General Partner



By:-



Robert



aylor, Manager



SAFF-TY      OR @AGEMENT COMPANY,

LTD., a Florida limited partnership



By-	S.S. Resort iinu'ted li



By:



Management, L.C., a Florida
company, its General Paftner



Robert



r, Manager



COLLATERAL AGEN-F, ADMINISTRATIVE

AGENT AND PARTICIPANT:



CREDIT LYONNAIS NF- W YORK BRANCH, a branc@ duly licensed under the laws of the State of New York, of Credit Lyonnais, S.A., a banking corporation organized and existing under the laws of

I
the Republic of France



Title:



6

1;02/.12.'A'98 THU 18:'16' FAX '1-95'4-763-'2439



Em
la 027



PARTICIPANTS:'

-B@ 'N@ a national bnuWi3g
association



By.
Nai=-. -

i
Title.



FIN    'CAPITAL CORPPRANON, a Delaware



Title-.



7



S tt @,4A" @@, @ @



OTHER PARTICIPANTS:



BARNETT B@, N.A. a national banking
association



By
Nanic: -- -     - ---

Title:	Senior Vice President



FINOVA CAPITAL CORPORATION, a Delaware
corporation



By:
Name:
Title:

EXHIBIT A
1998 CAPITAL EXPENDITURE BUDGET



h:\tLscrs\wp\crcdit\ssr\pinkshel\documts\amcnd.cn7
2.12.98jlk



(Attached)



9

SOUTH SEAS PROPERTIES COMPANY
CAPITAL EXPENDITURES
Analysis of Re-Forecast ISS7 and Preliminary Budget 1998
(000's)



BASE CAPITAL:

South Seas Plantation
South Seas-Health Club
Sundial
Sundial-Pool Renov2tion
Dunes Golf & Tennis Club
Dunes-Pavilion
S2nibel Inn
Best Westem-Sanibel
Song of Sea
M2rco Radisson
Safety Harbor
Seaside Inn

SubtOt2l

South Seas and Captiva Prop
Vacation Planning Center
Corpor2te/MIS
South Se2S-Telephone System
Sanibel Inn-Prop Renov2tion/Roof UnfundL-d
Song of the Sea-Refurbishment
Best Westem Refurbishment

Base Capital Reserve-All Properties (to be 21located)



TOTAL BASE CAPEX

BASE CAPEX AS % of TOTAL REVENUES



PROJECT CAPITAL:
South Seas Plantation
Kings Crown Ca"over
South End Canyover
Owner Refurb Prog
Fiber Optic
Point of Sale System
Sanibel Inn
Room Renovation
Parking Lot
Marco Radisson
Rooms and Olher Renovation
Elevator Add@ion
Safety Harbor
Room Renovation
Land Purchase
Option Payments
Pink Shell Lease Investment
MIS-Springer Miller'96 Carryover
VPC-Yield Mgt System
Corp-Execulive Syslem
MIS-Financial System
Corp-Marketing Data Base System
Shirley's Property Aquisdion
Project t&nagement-Supervision
POL Capital Call

Corp Acquisition Deposfts-Bowdhch/Pink Shell
Corp Acquisdion Deposfts-Suck Key
Corp AcquisRion Deposhs-TradeyAnds
Corp Acquisition Deposits and Due Diligence



TOTAL PROJECT CAPEX
PROJECT CAPEX AS % of TOTAL REVENUES


TOTAL CAPEX FOR
EXISTING PROPEFTTIES



Re-forecast
@12/97
1997



Prelim Budget
@12/97
1998



	$1,820	$350
		350
	562	125
		334
	168	60
		90
	122	30
	56	70
	44	15
	438	780
		325
	66	15
	3,276

	102	47
	294	225
	186

	200
	200
	1,000

	4,258	3,816

	3.56%	3.02%



	50
	112
	2,150
	30	1'000
	136

	208
	46

	682	1,490
	1,380

	826
	227
	1,065	1,065
		2,000
	241
	230	20
	24
	475	50
		85
		425
		90
	190
	100
	500
	262
	500

	$6,784	$8 @5

	5.67%	7.03%



$11.042               $12.591



TOTAL CAPEX AS % of TOTAL REVENUES

9.23%

10.05%

JOINDER TO SECOND AMENDMENT



The undersigned hereby join in the Second Amendment to which this Joinder is attached for the purpose of affinning the provisions thereof



ALLEN G. TEN BROEK



ROBERT M



LOR

FIRST AMENDMENT (CAPITAL IMPROVEMENTS) TO
CONSOLIDATED, AMENDED AND RESTATED TERM NOTE

THIS FIRST AMENDMENT (CAPITAL IMPROVEMENT), TO
CONSOLIDATE R.) AMENDED AND RESTATED TERM NOTE (this "First
Amendment"), dated as of the day of February, 1998, modifies and amends that certain consolidated, Amended and Restated Term
Note as follows:



1.	Section 3a (Payment of Principal) is hereby amended
to read as follows:

      3a. PayLnent of Principal.  The Principal amount of this
Note shall be payable to
Agent for the account of Lender in quarterly installments beginning on March 31, 1997 (the "First
Installment Payment Date"), as follows:



(a)	an aggregate Principal payment of
$1,750,000.00 during the Period beginning on the First
Installment Payment Date, in four equal quarterly payments of $437,500.00 each, each payment (an "Installment Payment") being made on the last Business Day of such quarter (such date, an "Installment Payment Date");



(b)	an aggregate Principal payment of
$1,200,000.00 during the Period beginning on the fifth
Installment Payment Date, in two equal quarterly payments of $550,000.00 each and two equal quarterly payments of $50,000.00 each;



(c)	an aggregate Principal payment of
$2,700,000.00 during the Period beginning on the ninth
Instalhuent Payment Date, in four equal quarterly payments of $675,000.00 each;



(d)	an aggregate Principal payment of
$3,250,000.00 during the Period beginning on the thirteenth
Installment Payment Date, in four equal quarterly payments of $812,500.00 each; and



(e)	an aggregate Principal payment of
$1,875,000.00 during the Period begimiing on the Seventeenth
Installment Payment Date, in two equal quarterly payments of $937,500.00 each,



with the outstanding Principal balance of the Tenn Note being due and payable in one payment of $29,225,000.00, together with any accumulated and unpaid interest thereon, on the Maturity Date.

IN WITNESS WHEREOF, the Borrower has executed this First
Amendment as of the date
written above.



BORROWER:

SOUTH SEAS RESORT LIMITED PARTNERSHIP,
an Ohio limited partnership



By:    SAN-CAP Resort, L.C., a Florida limited



liability co



By:



, its General Partner



Robert M. Ta



r, Manager



SOUTH SEAS PROPERTIES COMPANY LRMITED
PARTNERSHIP, an Ohio limited paanership



By:     T&T Resorts, L.C., a Florida limited liability



comdanv
 . I



By:



General Partner



Robert M. Taylor, Manager



MARCO SSP, LTD., a Florida limited partnership



By:    Marco S



2



By:



 ., its General Partner



Robert M.



aylor, Chainnan

SOUTH SEAS RESORTS COMPANY LIMITED
PARTNERSHIP, a Florida limited partnership



By:    S.S. Resort Management, L.C., a Florida



limited liab'



By:



company, its General Partner



Robert M. Tayl



Manager



SAFETY HARBOR MANAGEMENT COMPANY,
LTD., a Florida limited partnership



By:    S.S. Resort Management, L.C., a Florida



H:\users\wp\credit\ssr\pinkshei\documts\amendnte.cn2:2.05.98.ji
k

3



limited li



By:



ity company, its General Partner



Robert



aylor, Manager